WVB BLACKSTONE ALL PRIVATES FUND

POWER OF ATTORNEY

The undersigned Trustee of WVB Blackstone All Privates Fund (the “Fund”) hereby constitutes and appoints Carmine A. Taglione, Ruby Salter Henry, Matthew J. Bowser and Kyle Sullivan, each of them with full powers of substitution and resubstitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities, the registration statements on Form N-2, and any and all amendments or supplements thereto, any and all subsequent registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), and any and all other documents in connection therewith, filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the 1933 Act (together with the 1940 Act, the “Acts”), and any and all instruments which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Fund to comply with such Acts and the rules and regulations thereunder, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned have hereunto set his or her hand as of the 4th day of March 2026.

By:	/s/ Molly K. Shannon
Molly K. Shannon
Trustee

WVB BLACKSTONE ALL PRIVATES FUND

POWER OF ATTORNEY

The undersigned Trustee of WVB Blackstone All Privates Fund (the “Fund”) hereby constitutes and appoints Carmine A. Taglione, Ruby Salter Henry, Matthew J. Bowser and Kyle Sullivan, each of them with full powers of substitution and resubstitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities, the registration statements on Form N-2, and any and all amendments or supplements thereto, any and all subsequent registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), and any and all other documents in connection therewith, filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the 1933 Act (together with the 1940 Act, the “Acts”), and any and all instruments which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Fund to comply with such Acts and the rules and regulations thereunder, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned have hereunto set his or her hand as of the 4th day of March 2026.

By:	/s/ Andra Bolotin
Andra Bolotin
Trustee

WVB BLACKSTONE ALL PRIVATES FUND

POWER OF ATTORNEY

The undersigned Trustee of WVB Blackstone All Privates Fund (the “Fund”) hereby constitutes and appoints Carmine A. Taglione, Ruby Salter Henry, Matthew J. Bowser and Kyle Sullivan, each of them with full powers of substitution and resubstitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities, the registration statements on Form N-2, and any and all amendments or supplements thereto, any and all subsequent registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), and any and all other documents in connection therewith, filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the 1933 Act (together with the 1940 Act, the “Acts”), and any and all instruments which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Fund to comply with such Acts and the rules and regulations thereunder, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned have hereunto set his or her hand as of the 4th day of March 2026.

By:	/s/ F. William McNabb III
F. William McNabb III
Trustee

WVB BLACKSTONE ALL PRIVATES FUND

POWER OF ATTORNEY

The undersigned Trustee of WVB Blackstone All Privates Fund (the “Fund”) hereby constitutes and appoints Carmine A. Taglione, Ruby Salter Henry, Matthew J. Bowser and Kyle Sullivan, each of them with full powers of substitution and resubstitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities, the registration statements on Form N-2, and any and all amendments or supplements thereto, any and all subsequent registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), and any and all other documents in connection therewith, filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the 1933 Act (together with the 1940 Act, the “Acts”), and any and all instruments which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Fund to comply with such Acts and the rules and regulations thereunder, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned have hereunto set his or her hand as of the 4th day of March 2026.

By:	/s/ Thomas Pappas
Thomas Pappas
Trustee